Exhibit 10.47

AMENDMENT “V” TO THE

CAPITAL EQUIPMENT AND SERVICE AGREEMENT

between

INTEL CORPORATION

and

FORMFACTOR INC.

INTEL AGREEMENT NUMBER C-05673

Amendment Effective Date: 1/08/2005

WHEREAS, Intel Corporation and FormFactor, Inc. (“Seller”), have entered into a Capital Equipment and Service Agreement, Intel Agreement No. C-05673 (hereinafter called “Agreement”) dated 1/8/01, as amended by Amendment(s) O dated 1-22-01, Amendment P dated 4-23-01, Amendment Q dated 9-3-01, Amendment R dated 2/4/02, Amendment S dated 6/30/03; Amendment T dated 1/8/04, and by Amendment U dated 9/1/04 and

WHEREAS, the parties wish to amend the Agreement to extend the Term of the Agreement through 7/8/2005 as forth in this Amendment “V”.

THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1.	PRE-ESTABLISHED TERMS

All Terms and conditions of the Agreement remain in full force and effect and apply to this Amendment, unless specifically modified below.

2.	AGREEMENT MODIFICATIONS

The parties agree to extend the Term of the Agreement, including all of the aforementioned amendments thereto, through July 8, 2005.

AGREED:

INTEL CORPORATION	FORMFACTOR, INC.

By: /s/ MIKE DICKEN	By: /s/ PETER B. MATTHEWS

Mike Dicken	Peter B. Mathews

(Printed Name)	(Printed Name)
Commodity Manager	VP — Worldwide Sales

(Title)	(Title)
Dec 13th, 2004	January 3rd, 2005

(Date)	(Date)